UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): December 10, 2019

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

As previously reported, on June 13, 2019, IZEA Worldwide, Inc. (the "Company") received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") stating that, for the prior 30 consecutive business days, the closing bid price of the Company’s listed securities had been below the minimum of $1.00 per share required for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). In accordance with its Listing Rules, Nasdaq afforded the Company 180 calendar days (until December 10, 2019) to regain compliance. The Company’s common stock had not regained compliance with the minimum bid price per share requirement as of such date. Therefore, by letter dated December 10, 2019, the Company requested an additional 180 days in which to regain compliance, including by effecting a reverse stock split, if necessary.

On December 11, 2019, the Company received notice from Nasdaq informing the Company that it had been granted an additional 180-day period, or until June 8, 2020, to regain compliance with the minimum bid price requirement. If at any time during this second 180-day period the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq staff have stated it will provide written confirmation of compliance. If compliance cannot be demonstrated by June 8, 2020, Nasdaq staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal the staff’s determination to a hearings panel. We can give no assurance that the Company will regain or demonstrate compliance by June 8, 2020 or that Nasdaq would grant any request for an appeal to a hearings panel.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate," or other comparable terms. Examples of forward-looking statements include statements regarding regaining compliance with Nasdaq’s minimum bid price requirement. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2019 and the Company’s subsequent Quarterly Reports on Form 10-Q. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: December 11, 2019	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer